Exhibit 99.1
Investor Presentation March 2025

2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, including statements regarding the pending acquisition of certain businesses and assets of Prospect Medical Holdings, Inc., which may not be completed in a timely manner, or at all, the potential impact of the Chapter 11 filing by Prospect Medical Holdings, Inc. on the transaction, the debt financing for the transaction and the Company’s ability to decrease its net leverage in the future, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company’s management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company's last Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Use of Non-GAAP Financial Measures This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles (“GAAP”) is net income. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business. The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes, except as otherwise noted below. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix. The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA in 2025 and for future years, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company’s control.

3 Care Enablement Full-stack technology and solutions platform, empowering providers to deliver the best possible care to all patients in their communities Care Delivery Flexible footprint of owned primary care and multi-specialty clinics with employed providers who deliver personalized care Astrana Health is a healthcare platform that organizes and empowers providers to drive accessible, high-quality, and high-value care for all patients through a provider-centric, technology-driven approach via its three business segments 12,000+ Astrana Health providers1 1.1 million Members in value-based care 32+ Markets 20+ Payer partners $170.4M FY '24 Adj. EBITDA $2.03B FY '24 Revenue Note: For more information, see “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures“ slides for more information 1. Includes contracted and employed providers in our provider network, across all specialties, and including both Consolidated and Managed providers 2. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared against relevant benchmark 3. FY 2024 Financial Strength3 A platform with… Demonstrable Clinical Outcomes Scale 45% Fewer hospital admissions2 Astrana Accelerates Healthcare Transformation At Scale Care Partners Affiliated and employed provider network, empowered to take risk across all health plan lines of business to deliver integrated care

4 The status quo for healthcare in the United States is broken SAN MARINO SOUTH SAN GABRIEL 6 0 6 0 6 0 134 10 710 PASADENA SOUTH PASADENA ALHAMBRA Poor provider and patient satisfaction Insufficient & costly access to quality care Limited technology & coordinated care MONTEREY PARK Primary care Specialists Hospitals Example geography: San Gabriel Valley

Astrana transforms the status quo into...

Accessible, High-quality, Coordinated

...care delivery networks

aetna | cigna | Elevance Health | CENTENE Corporation | Humana | MOLINA HEALTHCARE | United Healthcare | + ~20 Other Payers

Care Partners



Risk-bearing organization (Care Partners)

Affiliate Providers		Care Delivery	
Primary care	Ancillary services	Primary care	Ancillary services
Multi-specialty	Outpatient clinics	Multi-specialty	Outpatient clinics

Care Enablement

- **Data Infrastructure & Provider Solutions**
- **Clinical & Care Coordination Solutions**
- **Payer Delegation Solutions**

Example Network: Astrana in San Gabriel Valley[1]

Through our business segments, we build critical density in markets to ensure access to quality care



134
PASADENA
SOUTH PASADENA
SAN MARINO
ALHAMBRA
10
MONTEREY PARK
SOUTH SAN GABRIEL
710

Primary care | Specialists | Hospitals | Care Delivery | Risk-bearing organization (Care Partners)

Astrana Health

1. Providers shown are in Astrana Care Partners network and/or Care Delivery

5

Astrana's risk-bearing model is better for members, providers, and payers



Status Quo Payment Model
aetna
cigna
Elevance Health
CENTENE Corporation
Humana
MOLINA HEALTHCARE
United Healthcare
+ ~20 Other Payers
Primary care
Multi-specialty
Hospital

FFS Payments



Astrana Health Delegated Financial Model
aetna
cigna
Elevance Health
CENTENE Corporation
Humana
MOLINA HEALTHCARE
United Healthcare
+ ~20 Other Payers
Astrana Care Partners
Astrana provider group
Hospital

% of premium

FFS & VBC arrangements

Benefits Under the Astrana Health Delegated Model

1

Members

stay in the Astrana ecosystem across payers and LOB[1], allowing Astrana to invest in our members' longitudinal health

2

Providers

in the Astrana ecosystem partner with us across their entire panel across all payer types and LOB, receive care coordination and management support, and experience reduced admin. burden

3

Payers

partner with Astrana to help bend the cost curve, reduce MCR[2] volatility, achieve higher quality, and grow differentially

Astrana Health

1. Line of business
2. Medical Cost Ratio

6

7 Our model uniquely enables us to build longitudinal relationships with patients across their lives, regardless of payer or insurance type 1.1 Million Total Value-based Lives Diverse Patient Demographics3 98% Average Annual Provider Retention2 Robust Provider Retention 11.1 Average Provider Tenure of Care Partners Providers Experienced Providers Hispanic / Latino Black / African American AAPI1 White / Caucasian Other Astrana Health serves members across their lifetimes… Source: U.S. Census Bureau, CMS 1. Asian American and Pacific Islander 2. Based on Care Partners provider network 3. Astrana population data as of 2022 48% 21% 12% 6% 13% 64% 29% 6% 1% Medicare Medicaid Commercial Other Third Parties Revenue By Payer Type5 … and across their insurance context 24% 36% 23% 10% 7% < 18 yrs 18 - 45 yrs 45 - 65 yrs 65 - 85 yrs 85+ yrs Membership by Age Group4 Revenue By Payer5 34% 13% 10% 9% 34% Payer A Payer B Payer C Payer D Others 4. Astrana membership data as of 2024 5. YTD Revenue as of December 31, 2024 6. Members by risk arrangement represent Care Partners membership only as of January 1, 2025 33% 67% Full Risk Partial Risk Membership by Risk Arrangement6

...which makes care more accessible for patients and improves outcomes

14%
Shorter inpatient length of stay vs benchmark[2]

45%
Fewer hospital admissions than benchmark[1]


Leslie R. Los Angeles, CA
AMG
PCP Clinic

70%
Of prior authorizations auto-approved, driving increased access for patients with instantaneous approvals[3]

Astrana care team contacts Leslie to schedule her Annual Wellness Visit


Marie Chen (ID: 123456789)
Eligibility
Joined ABC health plan
Eligible 01/01/24 - present
Call patient
Home 123-456-7890 Call
Mobile 123-456-7890 Call
Show More
Did the patient pick up? Yes No
Did the patient agree to enroll? Yes No
Schedule appointment

Leslie visits an AstranaCare clinic, where her PCP explains the need for a cardiology visit given her most recent lab results



Leslie's PCP submits a prior authorization for an in-network cardiology visit, which is auto-approved within moments by Astrana's UM/CM[4] platform; AstranaCare team helps Leslie schedule with an affiliate cardiologist


Astrana Health
AYCE
Productivity Report
Dashboard
Workflow
Authorizations
Cases
Member Search
Provider Search
Denials
Admin
Log Out
Total Open Auths
TAT At Risk
Urgent
Queue
Auth No
Request Date
Auth Status

Leslie see the cardiologist in her neighborhood; Leslie's PCP sees the relevant medical records in the Astrana provider portal and incorporates into Leslie's care plan



Source: Centers for Medicare and Medicaid Services; Note: Excludes CHS patients; All names, images, and situations presented are for illustrative purposes only
1. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared against relevant benchmark
2. Astrana Health figures based on analysis of Jan-Jun 2024 internal data from Care Partners Medicare patients and compared against CMS Medicare Advantage benchmark
3. Care Partners equipped with automated prior authorizations; Excludes CHS providers
4. Utilization management/ Care management

Astrana Health
8

9 Our model powers strong financial results in all utilization environments Clear visibility into continued 25%+ growth over the medium term Note: For more information, see “Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, “Updated Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, and “Use of Non-GAAP Financial Measures“ slides for more information 1. 2020-2021 Adj. EBITDA benefitted from tailwinds of lower utilization during the COVID-19 pandemic. Return to pre-pandemic utilization in 2022 and 2023 2. FY 2025 guidance does not include new markets or contribution from any acquisitions which have not yet closed; does include approximately $15M of planned investments in integration, growth initiatives, and AI initiatives. Revenue ($ in millions) $561 $687 $774 $1,144 $1,387 $2,035 2019 2020 2021 2022 2023 ~29% CAGR 2024 2025E $2,500 - $2,700 Adj. EBITDA ($ in millions) $54.2 $102.8 $133.5 $140.0 $146.6 $170.4 2019 20202 20212 20222 20232 2024 ~22% CAGR $170- $190 2025E3

Execution Playbook

The Astrana Playbook

Growth: Sustainably growing membership to bring better care to more Americans

- Growth within our existing markets (CA, NV, TX)
- Expansion into new geographies (AZ, CT, HI, MD, VA, & more)

Risk Progression: Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements

- 1.1M total members in VBC arrangements[1]
- 255K+ full-risk members across Medicare, Medicaid, and Commercial LOBs[1,2]

Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost

- Admits/K 45% below benchmark[3]
- Maintaining access to high-quality care and moderating increasing cost trends

Operating Leverage: Driving operating excellence across our business through our Care Enablement suite

- 85% of Care Partners PCP's active on Astrana point-of-care tool across all LOBs[4]
- 70% of prior authorizations auto-approved[5]

1. As of September 30, 2024, excluding ACO
2. Lines of Business
3. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared against relevant benchmark
4. Excludes Collaborative Health System (CHS) providers
5. Care Partners equipped with automated prior authorizations; Excludes CHS providers

Astrana Health

11

Growth

Astrana has developed a differentiated model to drive continued and sustainable growth

The Astrana Playbook

- **Growth – Organic and Inorganic**
- **Risk Progression**
- **Outcomes and Cost**
- **Operating Leverage**

Repeatable M&A with synergies
to supplement organic growth

PROSPECT HEALTH (Certain businesses and assets relating to Prospect Health System)[5]

COLLABORATIVE HEALTH SYSTEMS ✓

Community Family Care ✓

✓ *Fully integrated*

Adjusted EBITDA


($ in millions)
Core Astrana
Prospect pro forma
Prospect pre-close
Synergies
$54
~26% CAGR¹
$170²
$81³
~27% CAGR⁴
At least $350
Astrana Playbook
Astrana Playbook
2019
2024
2027E

Note: Assumes the closing of the proposed acquisition of Prospect Health; For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

1. Based on Astrana Health's 2019 Adj. EBITDA to Astrana's 2024 Adj. EBITDA of $170M
2. FY 2024 Adj. EBITDA $170.4M
3. Management's estimate for the FY 2025
4. Based on implied EBITDA growth from $170M to $350M+ of Adj. EBITDA (incl. Prospect Health)
5. Includes certain businesses and assets relating to Prospect Health System (Prospect Health Plan, Prospect Medical Groups, Prospect Medical Systems, RightRx, Foothill Regional Medical Center

Astrana Health
12

Derisking the path forward

	Risk	Derisking Action
M&A / Financing	**364-day Bridge Loan Uncertainty**	• Replaced 364-day bridge with oversubscribed $300M revolver, $250M TLA, and $745M delayed-draw TLA on favorable terms
	Prospect Holdings Bankruptcy	• Received 2024FY audited financials for Prospect Health, carved out from Prospect Medical Holdings, which declared bankruptcy • Prospect Health generated $1.2B revenue and $94M Adj. EBITDA[1] in CY 2024 • Astrana believes previously shared $81M adj. EBITDA to be the appropriate go-forward baseline in 2025
	Prospect Integration	• We are investing and expensing $15M in our 2025 adj. EBITDA guidance for Prospect integration and technology investments, without including any positive contributions from planned Prospect acquisition
2025 Outlook	**Increasing Industry Trend**	• Beat 2024 guidance despite high cost trend and challenging rate environment while growing 47% year over year • Delivered on 5.3% blended trend in 2024; reserving for mid-single-digit trend in 2025
	Uncertain Regulatory Environment	• Given uncertainty around Medicaid rates, Astrana's 2025 guidance excludes any renegotiations or additional Medicaid reimbursement

1. Adj EBITDA consists of net income, adding back interest expense, taxes, depreciation and amortization, less risk pool adjustments

Astrana Health

13

14 Astrana remains confident in path to medium-term adj. EBITDA guidance of at least $350M in 2027 $170.4 $20.5 $8.0 ($7.0) ($12.0) $180.0 $27.0 $20.0 $0.0 $17.5 $105.5 $350.0 2024A Adj. EBITDA Growth in Core California Markets Improvements in New Markets Rate/ Acuity Mismatch G&A Investments 2025F Adj. EBITDA Growth in Core California Markets Improvements in New Markets Rate/ Acuity Mismatch G&A Investments Prospect + Synergies 2027F Adj. EBITDA 1. Inclusive of full risk conversion 2. Improvement in newer markets, including CHS acquisition 3. G&A investments inclusive of integration efforts and AI investments 1 2 3 1 2 3

15 California 1992 2019 2021-2022 2023 Built density in Southern CA San Bernardino 2.2M pop. 1 Riverside 2.5M pop. 1 MCR Improvement: ~(750) bps2 Expanded into Northern CA Bay Area 6.2M pop. 1 MCR Improvement: ~(950) bps3 Expanded into Central CA Central Valley 6.1M pop. 1 Launched in Southern CA Los Angeles 9.7M pop.1 MCR Improvement: ~(1,350) bps2 14.4M Population Reach 20.6M Population Reach 26.7M Population Reach Source: U.S. Census Bureau, population data as of 2022; CMS 1. County population data as of 2022 2. Reflects the MCR improvement from 2019 to 2023 3. Reflects MCR improvement from 2021 to 2023 4. Represents Care Partners providers added between December 2023 and December 2024 2024 Deepened CA Alignment • Community Family Care Health Plan and RKK License acquisition • Prime Community Care of Central Valley and BASS Medical Group join Care Partners • Anthem Blue Cross partnership • 6 additional Care Delivery sites • ~2.6k additional Care Partners providers4 We’ve demonstrated our ability to provide better care at lower cost in our core market, California Growth ~$380B CA TAM Opportunity

16 Note: For more information, see “Use of Non-GAAP Financial Measures“ slides for more information Source: U.S. Census Bureau; population data as of each respective year; Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group 1. Collaborative Health System Growth We continue to progress towards profitability in new markets Nevada Texas 700+ providers within Care Partners 58% growth year over year in Care Delivery visits Run rate approximately $(200k) adj. EBITDA / month Expect to reach run -rate break even in early 2025 Clark 2.3M pop. 3,400+ providers within Care Partners serving over 10,000 Medicare Advantage (MA) lives CHS1 IPAs on Care Enablement platform as of Q1 ‘25 On track to reach breakeven in 2025 Tarrant 2.2M pop. Harris 4.8M pop. Jefferson 0.25M pop. Entered in Q4 2022 Entered in Q3 2023

Growth

Astrana has the ability to integrate significant inorganic growth profitably through our scalable clinical and technology infrastructure

Community Family Care (CFC) overview

Care Partners

CFC IPA was an **independent physician association** ("IPA") that managed members across all LOBs in the **Los Angeles, California** area with **200k+ members**, 250+ PCPs, and 400 specialists

CFC Health Plan ("HP") was a Care Enablement client, with a Restricted Knox Keene ("RKK") license for Medicaid members

De-risked integration playbook leveraging scalable infrastructure


CFC Revenue ($ in millions)
CFC IPA became Astrana's MSO client January 2020
Astrana closed the CFC IPA & CFC HP acquisition in Q1 2024
~29% CAGR
Astrana Integration Playbook
$101
$119
$155
$334
2019
2020
2023
2024


CFC Adj. EBITDA ($ in millions)
MSO client
Acquisition
~28% CAGR
Astrana Integration Playbook
$7
$13
$24
$35²
2019
2020
2023
2024

Pre-Astrana | Astrana MSO client | Post-acquisition[1]

Astrana Health

Source: CFC audited financial statements; Astrana financials
1. Post-acquisition period only begins in full after Q1 2024
2. Inclusive of synergies

17

19 Pro forma 2024 revenue mix by payer Pro forma geographic footprint 1 Commercial 11% Medicaid 28% Medicare 61% Our platform allows us to continue integrating highly complementary inorganic growth Note: Assumes the closing of the proposed acquisition of Prospect Health; Prospect financial and operating stats shown on page are approximations 1. Based on Astrana and Prospect FY ‘24 Revenue by payer 2. Astrana Health 2024 Guidance as of Q3 2024 3. Management’s estimate for the twelve months ending December 31, 2024 Growth Astrana Prospect Astrana and Prospect 1.1M Members in value-based care arrangements $2.03B 2024 Revenue2 $170.4M 2024 Adj. EBITDA2 32 years Operating history 610k Members in value-based care arrangements $1.2B 2024 Revenue3 $94M 2024 Adj. EBITDA3 37 years Operating history

20 Astrana and Prospect have synergistic businesses and assets Care Partners Care Delivery Care Enablement Risk-bearing networks (IPA’s, ACO’s, etc.) across all lines of business (Medicaid, Medicare, Commercial) delivering integrated and coordinated care Owned primary and multi-specialty clinics with employed providers delivering accessible and personalized care Full-stack technology and services platform enabling providers to deliver high-quality, valuable care Prospect’s synergistic businesses and assets Prospect Medical Groups In CA, TX, AZ, and RI Prospect Health Plan California-licensed health care service plan Gateway Clinics Primary and multi-specialty care clinics in Anaheim, CA RightRx Pharmacy Growth Note: Assumes the closing of the proposed acquisition of Prospect Health Prospect Medical Systems Management service organization Opportunity for tech-enablement Prospect MSO stands to achieve cost savings through use of Astrana’s technology suite

21 Prudently transitioning to full-risk contracts to better align incentives around patient outcomes and improve unit economics Projected Full-risk Partial-risk 1. Revenue for the quarter ended December 31, 2024 2. Revenue by risk arrangement represents capitation revenue only 3. Members by risk arrangement represent Care Partners membership only as of January 1, 2025 Members by Risk Arrangement3 35% 47% 73% 79% 100% 65% 53% 27% 21% 2021 2022 2023 2024 2025E 33% 67% 2024 Capitated Revenue by Risk Arrangement2 Our partial-risk membership presents an embedded opportunity for increased platform value and risk alignment. We succeed in these contracts by continuing to drive positive patient outcomes. Risk Progression 1

Outcomes & Cost

Our purpose-built, intelligent, value-based care platform drives scalable and repeatable results across our business


Provider Portal
Annual Visit




Specialty Group
Los Angeles
San Bernardino
San Francisco
Las Vegas
Houston
IM/FM/GP
RADIOLOGY
LABORATORY
EMERGENCY MEDICINE
OBSTETRICS & GYNECOLOGY
CARDIOLOGY
ORTHOPEDIC SURGERY
MULTI SPECIALTY
URGENT CARE
PHYSICAL THERAPY
GASTROENTEROLOGY
HOSPITAL
DMEPOS
HEMATOLOGY/ONCOLOGY
PEDIATRICS
HOSPITALIST
FAMILY PLANNING
GENERAL SURGERY
NEUROLOGY
ANESTHESIOLOGY


AYCE
Productivity Report
Dashboard

Provider Empowerment and Engagement

- All-in-one point-of-care tool for both providers and practices
  - Check member eligibility
  - Submit & receive auto-approval for prior auths
  - View & act on quality and risk adjustment gaps
  - Collaborate w/ Care Teams[1]
  - View longitudinal patient records, SDOH[2], and population health data

Care Management & Patient Outcomes

- Intelligent patient population risk stratification
- Focused and purposeful member Care Management Plans to ensure evidence-based solutions and responses
- 250+ full-time employees on our Care Teams[1], improving delivery of care and patient outcomes

Population Health & Analytics

- NCQA-certified HEDIS® engine drives actionable insights, closing gaps in care
- Composable "Command Center" dashboard highlights trends[3] and opportunities to improve access and quality
- Care access analytics highlights provider network opportunities

Operating Leverage

- Scalable platform yields meaningful operating leverage
- 70% prior auths are auto-approved, driving increased access for patients
- Ability to demonstrably improve operating leverage for third-party Care Enablement clients

Astrana Health

1. Astrana Health's Care Team includes MDs, NPs, PAs, RNs, LVNs, etc.
2. SDOH = Social Determinants of Health
3. Trends are customizable by specialty, by region, with trends in prior authorization counts, utilization, costs, among other trends

22

Operating leverage

Astrana's ability to take administrative delegation enables better spend visibility, alignment, and quality


Status quo
aetna cigna Elevance Health CENTENE Humana MOLINA United Healthcare + ~20 Other Payers
Primary care
Multi-specialty
Hospital
Risk-bearing org (No admin. delegation)
aetna cigna Elevance Health CENTENE Humana MOLINA United Healthcare + ~20 Other Payers
Primary care
Multi-specialty
Hospital
RBO² (NO ADMIN. DELEGATION)
Risk-bearing org (admin. delegation)
aetna cigna Elevance Health CENTENE Humana MOLINA United Healthcare + ~20 Other Payers
Astrana DELEGATED RBO²
Primary care
Multi-specialty
Hospital

---- Claims & Admin.

— (Benchmark- TCOC¹) in arrears ---- Claims & Admin.

— % of premium ---- Claims and Admin

Payer-like administrative services	Risk-bearing org (No admin. delegation)	Risk-bearing org (admin. delegation)
Contracting / Network on provider group paper		✓
Credentialing provider network	✓	✓
UM within provider ecosystem	✓	✓
Claims payment		✓

Astrana Health

1. Total cost of care
2. Risk-bearing organization

23

Operating leverage

Our Care Enablement platform creates operating leverage for new clients and Care Partners

Data Infrastructure and Provider Solutions
- Ops Automation
- VBE[1] Suite & Data Lake
- Point of Care Tools
- Analytics & Reporting

Clinical and Care Coordination Solutions
- Quality
- Clinical Programs
- RPM[2]
- UM[3] & Care Management

Payer Delegation Solutions
- Provider Relations
- Contracting & Credentialing
- Revenue Cycle
- Prior Authorization

Examples:

Group 1, *California*


Total revenue
Total G&A
140%
7%
Year 0
Year 2
Year 0
Year 2

Group 2, *Non-California*


Total revenue
Total G&A
13%
(21%)
Year 0
Within Year 1
Year 0
Within Year 1

Astrana Health

Source: Astrana Health financials

24

25 Note: For more information, see “Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, and “Use of Non-GAAP Financial Measures“ slides for more information 1. 2020-2021 Adj. EBITDA benefitted from tailwinds of lower utilization during the COVID-19 pandemic. Return to pre-pandemic utilization in 2022 and 2023 Astrana playbook Profitable growth Outcomes and Cost Growth Risk Progression Operating Leverage Clear visibility into continued 25%+ growth over the medium term Execution of our strategy drives profitable growth Revenue ($ in millions) Adj. EBITDA ($ in millions)

26 Q4 2024 Financial Results 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2 2. FY 2025 guidance does not include new markets or contribution from any acquisitions which have not yet closed; does include approximately $15M of planned investments in integration, growth initiatives, and AI initiatives. ($ in millions, except for per share information) Actual FY 2024 Results FY 2025 Guidance Range2 Total Revenue $2,034.5 $2,500 - $2,700 Adjusted EBITDA2 $170.4 $170 - $190 Revenue $665.2 Adjusted EBITDA1 $35.0 Recent Financial Updates & FY2025 Guidance

27 Building the premier, patient-centered healthcare platform for all Note: Assumes the closing of the proposed acquisition of Prospect Health; All financial and membership information shown on page are approximations and are rounded. 1. Members in value-based care arrangements 2. Financials shown on page based on pro forma 2024 management estimates 3. Based on $170 million per Astrana’s Adjusted EBITDA and Prospect’s estimated Adjusted EBITDA of $94 million for calendar year 2024 13 States 1.7M VBC Members1 $3.3B 2024 PF Revenue2 $264M 2024 PF Adj. EBITDA2,3 20k+ Care Partners Care Delivery Care Enablement Providers Outcomes and Cost Achieving superior patient outcomes and care quality while managing cost Growth Sustainably growing membership to bring better care to more Americans Risk Progression Increasing alignment with patient outcomes through responsible risk progression Operating Leverage Driving operating excellence across our business through our Care Enablement suite Growth

Investor Relations Asher Dewhurst (626) 943-6491 investors@astranahealth.com

29 Appendix

30 Experienced, mission-driven management team with deep clinical knowledge and a proven ability to execute Brandon K. Sim, MS Chan Basho, MBA Dinesh Kumar, MD Jaime Melkonoff, MBA Jeremy Jackson, MD President & Chief Executive Officer Chief Operating & Financial Officer Chief Medical Officer SVP & President, AstranaCare Texas Chief Quality Officer Previous Experience Previous Experience Previous Experience Previous Experience Previous Experience Education Education Education Education Education

31 Three Months Ended December 31, Twelve Months Ended December 30, $ in thousands except per share data 2024 2023 2024 2023 Revenue Capitation, net $ 616,900 $ 309,184 $ 1,856,785 $ $1,215,614 Risk pool settlements and incentives 28,660 14,863 86,224 63,468 Management fee income 5,550 6,390 13,979 38,677 Fee-for-service, net 7,743 18,442 62,331 59,658 Other revenue 6,356 4,157 15,221 9,244 Total revenue 665,209 353,036 2,034,540 1,386,661 Total expenses 664,489 356,906 1,945,190 1,302,048 Income (loss) from operations 720 (3,870) 89,350 84,613 Net (loss) income $ (7,777) $ (94) $ 49,932 $ 57,849 Net (loss) income attributable to noncontrolling interests (826) (12,450) 6,783 (2,868) Net (loss) income attributable to Astrana Health $ (6,951) $ 12,356 $ 43,149 $ 60,717 Earnings per share – diluted $ (0.15) $ 0.26 $ 0.90 $ 1.29 EBITDA1 $ 11,079 $ 6,657 $ 127,334 $ 109,480 Adjusted EBITDA1 $ 35,038 $ 29,014 $ 170,370 $ 146,587 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. Summary of Selected Financial Results

32 $ in thousands Care Partners Care Delivery Care Enablement Other Intersegment Elimination Corporate Costs Consolidated Total Total revenues $ 647,678 36,364 45,074 - (63,905) - 665,211 % change vs prior year quarter 98% (5%) 35% 88% Cost of services 583,584 29,512 26,806 - (25,170) - 614,732 General and administrative expenses1 45,161 6,979 16,736 - (38,241) 19,623 49,758 Total expenses 628,245 36,491 43,542 - (63,411) 16,882 664,490 Income (loss) from operations $ 18,933 (127) 1,532 - (6)2 (19,623) 721 % change vs prior year quarter 1,437% (101%) (304%) (119%) For the three months ended December 31, 2024 1. Balance includes general and administrative expenses and depreciation and amortization. 2. Income from operations for the intersegment elimination represents rental income from segments renting from other segments. Rental income is presented within other income, which is not presented in the table. Segment Results

33 $ in millions 12/31/2024 12/31/2023 $ Change Cash and cash equivalents and investments in marketable securities1 $290.8 $296.3 $(5.5) Working capital $246.5 $242.8 $3.7 Total stockholders’ equity $716.7 $616.7 $100.0 1. Excluding restricted cash Balance Sheet Highlights

Reconciliation of Net Income to EBITDA & Adjusted EBITDA

$ in thousands	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Twelve Months Ended December 31, 2024	Twelve Months Ended December 31, 2023
Net Income	$ (7,777)	$ (94)	$ 49,932	$ 57,849
Interest Expense	8,069	5,422	33,097	16,102
Interest income	(3,221)	(4,591)	(14,508)	(14,208)
Provision for income taxes	5,882	1,018	30,886	31,989
Depreciation and amortization	8,126	4,902	27,927	17,748
EBITDA	11,079	6,657	127,334	109,480
Income from equity method investments	(1,564)	(1,989)	(4,451)	(5,149)
Other, net	10,288[4]	4,721[5]	12,951[2]	6,228[3]
Stock-based compensation	15,235	8,676	34,536	22,040
APC excluded assets costs	-	10,949	-	13,988
Adjusted EBITDA	$ 35,038	$ 29,014	$ 170,370	$ 146,587
Adjusted EBITDA margin[1]	5%	8%	8%	11%

1.The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue. 2.Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the Collaborative Health Systems, LLC ("CHS") transaction, financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, changes in the fair value of our contingent liabilities, and changes in the fair value of the Company's Collar Agreement. 3. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement relating to interest on the Revolver Loan, and excise tax related to a nonrecurring buyback of the Company's stock from APC. 4.Other, net for the three months ended December 31, 2024 relates to transaction costs incurred for our investments, to anticipated recoveries from one time losses relating to third party payer payments associated with the CHS transaction, and non-cash change in the fair value of our call option. 5.Other, net for the three months and year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.

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Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

For the twelve months ended				Year Ended		
$ in millions	2024	2023	2022	2021	2020	2019
Net Income	$ 49.9	$ 57.8	$ 45.7	$ 46.1	$ 122.1	$ 15.8
Interest expense	33.1	16.1	7.9	5.4	9.5	4.7
Interest income	(14.5)	(14.2)	(2.0)	(1.6)	(2.8)	(2.0)
Provision for income taxes	30.9	32.0	40.9	31.7	56.3	10.0
Depreciation and amortization	27.9	17.7	17.5	17.5	18.4	18.3
EBITDA[1]	127.3	109.5	110.1	99.1	203.5	46.8
Goodwill impairment	-	-	-	-	-	2.0
Income (loss) from equity method investments	(4.5)	(5.1)	(5.7)[6]	5.3[6]	(0.3)[6]	2.9
Gain on sale of equity method investment	-	-	-	(2.2)	-	-
Other, net	13.0[7]	6.2[2]	3.3[3]	(1.7)[4]	(0.5)[4]	-
Stock-based compensation	34.5	22.0	16.1	6.7	3.4	0.9
APC excluded assets costs	-	14.0	16.2[6]	26.4[6]	(103.3)[6]	1.5
Adjusted EBITDA[1]	$ 170.4	$ 146.6	$ 140.0	$ 133.5	$ 102.8	$ 54.2
Net Revenue	$ 2,034.5	$ 1,386.7	$ 1,144.2	$ 773.9	$ 687.2	$ 560.6
Adjusted EBITDA Margin[5]	8%	11%	12%	17%	15%	10%

1. See "Use of Non-GAAP Financial Measures" slide for more information; 2. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 3. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations.; 4. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020; 5. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue; 6. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments; 7. Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the Collaborative Health Systems, LLC ("CHS") transaction, financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, changes in the fair value of our contingent liabilities, and changes in the fair value of the Company's Collar Agreement

35

36 Note: See “Use of Non-GAAP Financial Measures” slide for more information. 2025 Guidance Range (in thousands, $) Low High Net Income 62,500 73,500 Interest expense 16,000 19,000 Provision for income taxes 34,000 40,000 Depreciation and amortization 32,500 32,500 EBITDA 145,000 165,000 Loss (income) from equity method investments (5,500) (5,500) Other, net 9,500 9,500 Stock-based compensation 21,000 21,000 Adj. EBITDA 170,000 190,000 Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA